UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2007
NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa
Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition and Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

Item 2.01. Completion of Acquisition and Disposition of Assets.
On January 10, 2007, we, through our wholly-owned subsidiary, NNN VF Interwood, LP, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Triple Net Properties, LLC, or our Manager, for the sale of The Offices at Interwood, or the Property, located in Houston, Texas, for the sale price of $11,000,000.
On January 12, 2007, we entered into a First Amendment, or Amendment No. 1, to the Agreement, which provides for the change of escrow agent to LandAmerica Commercial Services. On March 1, 2007, we entered into a Second Amendment, or Amendment No. 2, to the Agreement, which provides for an extension of the closing to March 30, 2007. On March 9, 2007, our Manager executed an Assignment of Contract, or the Assignment, in connection with the Agreement, as amended, for the sale of the Property, whereby our Manager assigned its interest to NNN 4101 Interwood, LLC, an entity also managed by our Manager, for the sale price of $11,000,000.
On March 14, 2007, we sold the Property to NNN 4101 Interwood, LLC. At closing, a real estate disposition fee was paid to Triple Net Properties Realty, Inc., an affiliate of our Manager, in the amount of $165,000, or 1.5% of the purchase price. Since this transaction is a related party transaction, we obtained a fairness opinion from Robert A. Stanger & Co., an independent financial advisor, which concluded that the consideration received for the Property was fair from a financial point of view.
The material terms of the Agreement, Amendment No. 1, Amendment No. 2, and the Assignment are qualified in their entirety by the terms of the Agreement, Amendment No. 1, Amendment No. 2, and the Assignment, attached hereto as Exhibits 10.1 to 10.4 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2006

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2005

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NNN 2003 Value Fund, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2005, Annual Report on Form 10-K and our September 30, 2006, Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Property had occurred on September 30, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006 is presented as if the disposition of the Property had occurred on January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 is presented as if the disposition of the Property had occurred on January 1, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2006
(Unaudited)

		Sale of
	Company	Interwood
	Historical	Property			Company Pro forma

ASSETS
Real estate investments:
Operating properties, net	$39,509,000	$—			$39,509,000
Properties held for sale, net	56,408,000	(6,034,000)	(A	)	50,374,000
Investments in unconsolidated real estate	7,749,000	—			7,749,000

	103,666,000	(6,034,000)			97,632,000

Cash and cash equivalents	1,450,000	4,900,000	(A	)	6,350,000
Accounts receivable, net	1,082,000				1,082,000
Accounts receivable from related parties	698,000				698,000
Restricted cash	3,269,000	(189,000)	(A	)	3,080,000
Pre-acquisition cost	18,000				18,000
Identified intangible assets, net	3,730,000	—			3,730,000
Other assets, net	806,000				806,000
Other assets — properties held for sale	17,956,000	(1,344,000)	(A	)	16,612,000
Notes receivable	2,420,000	—			2,420,000

Total assets	$135,095,000	$(2,667,000)			$132,410,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loans payable and other debt	$31,656,000	$—			$31,656,000
Mortgage loans payable secured by properties held for sale	52,500,000	(5,500,000)	(A	)	47,000,000
Accounts payable and accrued liabilities	3,469,000				3,469,000
Accounts payable due to related parties	668,000				668,000
Security deposits and prepaid rent	1,133,000	(95,000)	(A	)	1,038,000
Other liabilities — properties held for sale	740,000				740,000

	90,166,000	(5,595,000)			84,571,000

Minority interests	901,000	—			901,000
Minority interests — property held for sale	7,618,000				7,618,000

	8,519,000	—			8,519,000

Commitments and contingencies
Unit holders’ equity	36,410,000	2,928,000	(B	)	39,338,000

Total liabilities and unit holders’ equity	$135,095,000	$(2,667,000)			$132,428,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2006
(Unaudited)

		Sale of
	Company	Interwood	Company Pro
	Historical	Property (C)	forma

Revenues:
Rental	$2,597,000	$—	$2,597,000
Expenses:		—
Rental	1,809,000	—	1,809,000
General and administrative	577,000	—	577,000
Depreciation and amortization	1,968,000	—	1,968,000

	4,354,000	—	4,354,000
Loss before other income (expense)	(1,757,000)	—	(1,757,000)
Other (expense) income:
Interest (including amortization of deferred financing costs)	(1,928,000)	—	(1,928,000)
Interest and dividend income	344,000	—	344,000
Gain on sale of marketable securities	134,000		134,000
Equity in losses and gain on sale of unconsolidated real estate	(754,000)	—	(754,000)
Other income	75,000		75,000
Minority interests	14,000	—	14,000

Loss from continuing operations	$(3,872,000)	$—	$(3,872,000)

Weighted-average number of units outstanding — basic and diluted	9,977	—	9,977

Loss from continuing operations per unit — basic and diluted	$(388.09)	$—	$(388.09)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited)

	Company	Sale of Interwood	Company Pro
	Historical	Property (C)	forma

Revenues:
Rental	$1,262,000	$—	$1,262,000
Expenses:		—
Rental	1,203,000	—	1,203,000
General and administrative	1,289,000	—	1,289,000
Depreciation and amortization	665,000	—	665,000

	3,157,000	—	3,157,000
Loss before other income (expense)	(1,895,000)	—	(1,895,000)
Other (expense) income:
Interest (including amortization of deferred financing costs)	(768,000)	—	(768,000)
Interest and dividend income	416,000	—	416,000
Gain on sale of marketable securities	344,000		344,000
Equity in earnings and gain on sale of unconsolidated real estate	2,510,000	—	2,510,000
Minority interests	(166,000)	—	(166,000)

Income from continuing operations	$441,000	$—	$441,000

Weighted—average number of units outstanding — basic and diluted	10,000	—	10,000

Income from continuing operations per unit — basic and diluted	$44.10	$—	$44.10

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
For the Year Ended December 31, 2005 and Nine Months Ended September 30, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property to an affiliated party for $11,000,000, and therefore the entire balance of our properties held for sale and assets held for sale (primarily lease commissions, loan fees and identified intangible assets) directly associated with the Property have been removed. We received cash proceeds of $4,900,000, after payment of accrued property taxes, accrued interest, accounts payable paid through escrow, closing costs and other transaction expenses.

(B)	The change in unit holders’ equity as a result of the sale is due to the following: Pro forma gain on sale $2,928,000

(C)	Actual revenues and expenses of the Property for the nine months ended September 30, 2006 and the year ended December 31, 2005 were presented as discontinued operations in our consolidated financial statements in our September 30, 2006 Quarterly Report on Form 10-Q and our December 31, 2005 Annual Report on Form 10-K As such, there are no pro forma adjustments to continuing operations. Loss recorded as discontinued operations related to the Property of $278,000, or $27.86 per unit, and $256,000, or $25.60 per unit, during the nine months ended September 30, 2006 and the year ended December 31, 2005, respectively, would have increased income from discontinued operations by such amounts. The pro forma results exclude the impact of the gain on sale and the related costs of the disposition.
(d) Exhibits

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated January 10, 2007.

10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated January 12, 2007.

10.3	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated March 1, 2007.

10.4	Assignment of Contract by and between Triple Net Properties, LLC, and NNN 4101 Interwood, LLC, dated March 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: March 19, 2007	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer

Exhibit Index

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated January 10, 2007.

10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated January 12, 2007.

10.3	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN VF Interwood, LP, and Triple Net Properties, LLC, dated March 1, 2007.

10.4	Assignment of Contract by and between Triple Net Properties, LLC, and NNN 4101 Interwood, LLC, dated March 9, 2007.